UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


  Date of report (Date of earliest event reported)      January 3, 2005
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                                EMCOR Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0-2315                                             11-2125338
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(Commission File Number)                   (I.R.S. Employer Identification No.)



    301 Merritt Seven, Norwalk, CT                              06851
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

     EMCOR Group, Inc. (the "Company") may grant awards, including stock options, to its officers and other key employees under its 2003 Management Stock Incentive Plan (the "Plan"). A form of agreement pursuant to which stock options are granted under the Plan is attached hereto as Exhibit 10.1 (the "Stock Option Agreement") and is hereby incorporated by reference.

     On January 3, 2005, stock options were granted under the Plan pursuant to the Stock Option Agreements to certain executive officers of the Company as follows: Frank T. MacInnis - 92,000; Anthony Guzzi - 50,500; Sheldon I. Cammaker - 33,700; Leicle E. Chesser - 33,700; R. Kevin Matz - 27,300; Mark
     A. Pompa - 25,300.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit Number           Description of Exhibits

    10.1 Form of Stock Option Agreement evidencing grant of stock options under the 2003 Management Stock Incentive Plan



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EMCOR GROUP, INC.

Date:  January 5, 2005                By:     /S/ Frank T. MacInnis
                                              -------------------------
                                      Name:   Frank T. MacInnis
                                      Title:  Chairman of the Board and
                                              Chief Executive Officer

                                  EXHIBIT INDEX

    Exhibit Number           Description

    10.1 Form of Stock Option Agreement evidencing grant of stock options under the 2003 Management Stock Incentive Plan

                                  EXHIBIT 10.1

                             STOCK OPTION AGREEMENT


     THIS AGREEMENT made as of the _____ day of __________, ____ by and between EMCOR GROUP, INC., a Delaware corporation (the "Corporation"), and ____________ ("Grantee").
                              W I T N E S S E T H:
                               -------------------
     WHEREAS, the Corporation wishes to grant to Grantee, on the date set forth above under its 2003 Management Stock Incentive Plan, a non-qualified stock option to purchase shares of Common Stock of the Corporation, $.01 par value, upon the terms and conditions hereinafter stated.

     NOW, THEREFORE, in consideration of the premises and of the undertakings hereinafter contained, the Corporation and Grantee agree as follows:

1. Subject to the terms and conditions of this Agreement, the Corporation hereby grants to Grantee a non-qualified stock option (the "Option") to purchase all or any part of ______ shares of Common Stock of the
     Corporation, $.01 par value (the "Shares"), at a price per share of $________*. Unless sooner terminated in accordance with the terms of this Agreement and prior to the expiration date of the Option, one-third of the Shares subject to the Option may be purchased on or after the first anniversary of the date hereof at any time or from time to time, one-third of the Shares subject to the Option may be purchased on or after the second anniversary of the date hereof at any time or from time to time, and one-third of the Shares subject to the Option may be purchased on or after the third anniversary of the date hereof at any time or from time to time; provided, however, that if Grantee's employment with the Corporation shall be terminated at any time by the Corporation other than for Cause (as that term is defined in the severance agreement or employment agreement in effect on the date hereof between the Grantee and the Corporation (the "Severance Agreement")) or by the Grantee for Good Reason (as that term is defined in the Severance Agreement), the Option shall become immediately exercisable in full and, subject to the provisions of Section 5(c) hereof, remain exercisable, at any time or from time to time, until two years from the date thereof. Unless sooner exercised in full or sooner terminated as expressly provided herein, the Option shall expire ten years from the date hereof.
2.
     (a) Notwithstanding the foregoing, all or any part of the Option may be exercised in the following circumstances: (a) subject to the provisions of Section 4 hereof, upon (but prior to the expiration of the term of the Option) the Grantee's retirement from the Corporation and all Subsidiaries on or after his 65th birthday, (b) subject to the provisions of Section 4 hereof, upon the disability (to the extent and in a manner as shall be determined by the Compensation and Personnel Committee (the "Committee") of the Board of Directors of the Corporation in its sole discretion) or death of the Grantee, or (c) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration.

     (b) The Option shall be exercised by the delivery of written notice duly signed by the Grantee to such effect ("Exercise Notice"), together with the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash or by check payable to the order of the Corporation; or by delivery to the Corporation of Shares having a Fair Market Value equal to the full purchase price of the Shares purchased pursuant to the exercise of the Option; provided that such Shares being delivered have been held by the Grantee for no less than six months; or partly in cash and partly in Shares; or with the consent of the Chairman of the Board or the officer referred to in the immediately preceding sentence, if, at the time of exercise, there is a public market for the Shares purchased pursuant to the exercise of the Option, by providing with the Exercise Notice evidence of an irrevocable order to a designated broker to sell part or all of the Shares purchased pursuant to the exercise of the Option and to deliver to the Corporation out of the proceeds of such sale a sufficient amount, in cash or by check payable to the order of the Corporation, to pay the full purchase price for such Shares and all applicable withholding taxes; or by such other methods as the Committee may permit from time to time. The provisions of Annex A attached hereto are made a part of this Agreement as if set forth herein in full.

     (c) Within a reasonable time after the exercise of the Option, the Corporation shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of the Option.

---------
* The average of the high and low prices of the Company's common stock on the NYSE on the date as of which this agreement is made.

     (d) Notwithstanding any other provision of the Option, the Option may not be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

     (e) For purposes hereof the term Subsidiary means any corporation 50% or more of whose stock having general voting power is owned by the Corporation or by another Subsidiary, as herein defined, of the Corporation.
3.

     (a) The Option shall be exercisable only by Grantee during Grantee's lifetime, or, if permissible under applicable law, by Grantee's legal guardian or representative. The Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Grantee otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Corporation or its Subsidiaries; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

     (b)  Notwithstanding  the  foregoing,  the  Option  may be  transferred  by
          Grantee:

          (A) without consideration to any person who is a "family member" of Grantee, as such term is used in the instructions to Form S-8 (collectively, the "Immediate Family Members");

          (B) without consideration to a trust solely for the benefit of Grantee and/or his or her Immediate Family Members;

          (C) without consideration to a partnership or limited liability company whose only partners or shareholders are Grantee and/or his or her Immediate Family Members; or

          (D) with or without consideration to any other transferee as may be approved by the Board of Directors or the Committee in its sole discretion;

          (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); provided that Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies Grantee in writing that such a transfer is approved.

     (c) If the Option is transferred in accordance with the immediately preceding sentence, the terms of the Option shall apply to the
          Permitted Transferee and any reference herein to a Grantee shall be deemed to refer to the Permitted Transferee, except that (a) a Permitted Transferee shall not be entitled to transfer the Option, other than by will or the laws of descent and distribution; (b) a Permitted Transferee shall not be entitled to exercise the Option unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of the Option if the Committee determines that such a registration statement is necessary or appropriate, (c) the Committee or the Corporation shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to Grantee, and (d) the consequences of termination of Grantee's employment by, or services to, the Corporation or Subsidiary hereunder shall continue to be applied with respect to Grantee following which the Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified herein that the Option could otherwise have been exercised by the Grantee.

4. All or any part of the Option, to the extent unexercised, shall terminate immediately, upon the termination for Cause by the Corporation of the Grantee's employment by the Corporation or upon the termination without Good Reason by the Grantee of the Grantee's employment by the Corporation except that in either such case the Grantee shall have until the end of the three-month period following the cessation of his employment with the Corporation to exercise any unexercised part of the Option that he could have exercised on the day on which such employment terminated; provided, that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, if the cessation of employment is due to Grantee's retirement on or after he attains age 65 ("Retirement") or disability (to the extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or death, the Grantee (or the representative of the estate of the Grantee, if deceased), may exercise the portion of the Option which is unexercised at the time of such Retirement, disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of the Option and (a) unless the Committee determines a longer period, within three months of the Grantee's Retirement or disability or (b) unless the Committee determines a longer period, within six months of the Grantee's death.

5.
     (a) If prior to the complete exercise of the Option there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, then the Option, to the extent that it has not been exercised, shall entitle the Grantee upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased hereunder.

     (b) Any fractional shares or securities issuable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which the Option remains to be issued shall be adjusted in a similar manner.

     (c) Notwithstanding the foregoing, upon the dissolution or liquidation of the Corporation, or the occurrence of a merger or consolidation in which the Corporation is not the surviving corporation, or in which the Corporation becomes a subsidiary of another corporation or in which the voting securities of the Corporation outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting securities of the Corporation or such surviving entity immediately after such merger or consolidation, or upon the sale of all or substantially all of the assets of the Corporation, the Option shall terminate unless provision is made by the Corporation in connection with such transaction for the assumption of the Option, or the substitution for the Option of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise prices. In the event the Option terminates as aforesaid in connection with such a dissolution, liquidation, merger, consolidation or sale, the holder of the Option shall be entitled to receive from the Corporation cash in an amount equal to the excess of (i) the Fair Market Value (determined on the basis of the amount received by shareholders in connection with such transaction) of the Shares subject to the portion of the Option not theretofore exercised (whether or not the Option is then exercisable pursuant to its terms or otherwise), over (ii) the aggregate purchase price which would be payable for such Shares upon the exercise of the Option. In the event of any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available under the Option as it shall deem appropriate to prevent dilution or enlargement of rights.

     (d) For purposes hereof the term Fair Market Value of a security on a specified date shall mean the closing price at which such security is traded on the stock exchange, if any, on which such security is primarily traded or, if such security is not then traded on a stock exchange, the closing price of such security as reported on the NASDAQ National Market System or, if such security is not then traded on the NASDAQ National Market System, the average of the closing bid and asked prices at which such security is traded on the over-the-counter market, but if no such security was traded on such date, then on the last previous date on which such security was so traded, or, if none of the above is applicable, the value of such security as established by the Committee for such date using any reasonable method of valuation.

6. The Corporation may postpone the issuance and delivery of Shares pursuant to the grant or exercise of the Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. The Grantee shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable federal or state laws. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the grant or exercise of the Option, or may issue stop transfer orders in respect thereof.

7. If the Corporation or a Subsidiary shall be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of the Option, the Corporation or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Grantee. In any event, the Grantee shall make available to the Corporation or Subsidiary, promptly when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or Subsidiary out of any funds or property due or to become due to the holder of such Option.

8. Nothing contained herein shall be construed to confer on the Grantee any right to be continued in the employ of the Corporation or any Subsidiary or derogate from any right of the Corporation or any Subsidiary to retire, request the resignation of or discharge the Grantee (without or with pay) at any time, with or without cause.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
                                            EMCOR GROUP, INC.
                                            By:
                                               --------------------------------

                                               -----------------------, Grantee

Annex A

STOCK OPTION DEFERRALS

This Annex A is made a part of this Stock Option Agreement dated as of ___________, ____ between the Corporation and the Grantee. The Grantee (as defined in the Stock Option Agreement) may elect (the "Deferral Election"), by completing and signing the Stock Option Deferral Election Form attached as
Exhibit 1 (the "Election Form") hereto, to defer delivery of Common Stock of the Corporation ("Stock") otherwise deliverable upon exercise of the Option to the delivery date(s) specified in the Election Form, subject to the following rules.

1. Timing. The Deferral Election may only be made for an exercise of the Option which occurs while the Grantee is employed by the Corporation or any of its subsidiaries, and shall apply only to that exercisable portion of the Option that has not been exercised as of the Election Date, as specified in the Election Form. The exercise of the portion of the Option subject to the Deferral Election may occur at any time after the period referred to in Section 2 below, in accordance with the terms and conditions of the Stock Option Agreement.

2. Restriction on Exercisability. The portion of the Option subject to the Deferral Election shall not be exercisable during the period beginning with the Election Date and ending on the day immediately prior to the six-month anniversary of the Election Date (or if there is no corresponding date in the sixth calendar month after the Election Date, the six-month anniversary shall be deemed to be the first day of the seventh calendar month after the Election Date); provided, however, that, if, prior to such six-month anniversary, either (i) the Grantee's employment with the Corporation and all of its subsidiaries terminates for any reason or (ii) the Compensation Committee of the Board of Directors of the Company (the "Committee") so determines, then the restriction set forth in the preceding portion of this
     Section 2 shall be canceled, and the portion of the Option which had been subject to the Deferral Election shall become exercisable (to the extent that it would have otherwise have been exercisable in the absence of such restriction).

3. Method of Exercise to Defer. The portion of the Option subject to the deferral election shall be exercised in accordance with the terms of the Stock Option Agreement; provided that the exercise price must be paid by the Grantee in shares of Stock which are considered "mature" for purposes of generally accepted accounting principles, i.e., (x) they have been held by the Grantee free and clear for at least six months prior to their use to pay the Option purchase price (y) they have been purchased by the Grantee in other than a compensatory transaction, or (z) they meet any other requirements for "mature" shares as may exist on the date of exercise, as determined by the Committee (as the term is defined in the Stock Option Agreement). The Grantee may use Common Stock in payment of the exercise price by means of attestation to the Corporation of his ownership of sufficient shares in a manner reasonably acceptable to the Committee. Shares of Common Stock used to pay all or part of the Option purchase price pursuant to this provision will be credited at their fair market value on the date of delivery. Subject to any action required of the Corporation by any law or regulation and to the Grantee's payment to the Corporation of the amount of any required tax or other withholding as described in Section 7 below, the Corporation shall, as soon as practicable after the exercise, return to the Grantee the Common Stock previously delivered to satisfy the Option purchase price (unless such exercise was accomplished by means of the attestation mechanism described above).

4. Deferral Account. A number of units equal to the number of shares of Common Stock otherwise deliverable to the Grantee from the exercise of the portion of the Option subject to the Deferral Election, less that number of shares of Common Stock used to exercise such portion of the Option pursuant to
     Section 3 hereof, shall be credited to a "deferral account" on behalf of the Grantee. The Grantee's deferral account shall be a bookkeeping account only.

5. Delivery of Deferred Stock. Subject to any action required of the Corporation by any law or regulation and to the Grantee's payment of the Corporation of the amount of any required tax or other withholding, the Corporation shall deliver to the Grantee on each "Deferred Delivery Date" (as defined in the following sentence) a certificate representing a number of shares of Common Stock equal to (i) the number of units credited to the Grantee's deferral account, divided by (ii) the number of Deferred Delivery Dates indicated in the Election Form, subject to withholding in accordance with Section 7 below, if applicable. The "Deferred Delivery Date" shall be the date or dates selected by the Grantee in the Election Form; provided that if a Grantee elects multiple Deferred Delivery Dates, (A) each must be an anniversary of the first Deferred Delivery Date and (B) there may no more than ten Deferred Delivery Dates. The number of shares of Common Stock delivered to the Grantee shall reduce by the same number the units credited to the Grantee's deferral account.

6. Rights of Grantee. Following exercise of the portion of the Option subject to the Deferral Election and prior to the delivery of any shares of Common Stock related thereto on a Deferred Delivery date, (a) the Grantee shall not be treated as owner of such shares, shall not have any rights as a shareholder as to such shares, and shall have only a contractual right to receive such shares, unsecured by any assets of the Corporation or its subsidiaries; (b) the Grantee's right to receive such shares may not be transferred by the Grantee other than by will or the laws of descent and distribution; and (c) the Grantee's right to receive such shares will be subject to adjustment as set forth in Section 5 of the Stock Option Agreement, relating to stock splits, stock dividends, stock changes and similar events.

7. Tax Withholding. The Grantee shall be responsible for satisfying such tax withholding as may be required (i) at the time of exercise of the portion of the Option subject to the deferral election and (ii) at the time of delivery of Common Stock on a Deferred Delivery Date, by delivery of a check to the Corporation in the amount due for such withholding; provided that the Committee may, at its sole discretion, with respect to the delivery of Common Stock on a Deferred Delivery Date, allow the Grantee to satisfy any required withholding by electing to have the necessary number of shares of Stock withheld by the Corporation.

8.   Administration.   A  Deferral   Election  is  subject  to  such  additional
     administrative rules as the Committee may establish from time to time.

9. Revocation and Hardship Payment. Subject to Section 2 hereof, a Deferral Election may not be revoked by the Grantee. The Committee may, in its sole discretion, accelerate the Deferred Delivery Date with respect to shares of Common Stock in the event of (i) an "unforeseeable emergency," (ii) the death or disability of the Grantee or (iii) the Committee's determination that continuing to honor the Deferral Election is no longer in the best interest of the Corporation. An "unforeseeable emergency" is defined as an unanticipated emergency caused by an event beyond the control of the Grantee that would result in severe financial hardship if the distribution were not permitted. The Deferred Delivery Date may be accelerated only as to that number of shares of Stock necessary to sufficiently address the financial hardship.

10. Assignability. No rights to a Grantee's deferral account may be assigned or subject to any encumbrance, pledge, or charge of any nature, except that a Grantee may designate a beneficiary pursuant to any rules established by the Committee.

                                    EXHIBIT I

                       STOCK OPTION DEFERRAL ELECTION FORM


1.   Grantee: ____________________ [TYPE NAME]

2.   Election   Date  (date  this  form  is  submitted   to  the   Corporation):
     _____________

3.   Grant date of Option subject to this Deferral Election: ____________

4. Number of shares of Common Stock subject to the unexercised portion of the Option to which this Deferral Election relates [CHECK ONE]:

     : All ___________ Shares

     : ___________ Shares, being less than all Shares

5.   Deferred Delivery Date

     Subject to the terms of "Annex A" (to which this Deferral Election Form is attached): [CHECK ONE]

     : I want delivery of my deferred Common Stock to commence upon my termination of employment

     : I want delivery of my deferred Common Stock to commence upon a particular date, which is written here: _____


6. Number of Deferred Delivery Dates [CHECK ONE]:

     : One [this means you will receive 100% of your deferred Common Stock on the Deferred Delivery Date specified in Item 5 above, subject to applicable withholding]

     : ______ [MUST BE A WHOLE NUMBER MORE THAN ONE AND NO GREATER THAN TEN[ [this means that you will receive an equal number of shares of your deferred Common Stock on the date specified in Item 5 above, and each of the specified number of anniversaries of that date, subject to applicable withholding]

     BY SIGNING BELOW, YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTAND THIS DEFERRAL ELECTION FORM, AS WELL AS `"ANNEX A" TO WHICH IT IS ATTACHED, PARTICULARLY, YOU UNDERSTAND THAT YOUR ELECTION IS IRREVOCABLE (OTHER THAN AS SPECIFICALLY STATED IN THE ELECTION FORM), AND THAT YOU CANNOT EXERCISE THE PORTION OF THE OPTION SUBJECT TO THE ELECTION FOR SIX MONTHS FOLLOWING THE ELECTION DATE.

                                            EMCOR GROUP, INC.


__________________________                  By: _____________________________
Grantee Signature/Date